Asset Retirement Obligation	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Asset Retirement Obligation
ASSET RETIREMENT OBLIGATION

The following table reconciles the change in TransGlobe's asset retirement obligation:

($000s)	2018
Balance, beginning of year	$12,332
Changes in estimates for asset retirement obligations and additional obligations recognized	843
Obligations settled	(300)
Asset retirement obligation accretion	270
Effect of movements in foreign exchange rates	(1,032)
Balance, end of year	$12,113

As at December 31, 2018, the entire asset retirement obligation balance related to the Company's Canadian operations. TransGlobe has estimated the net present value of its asset retirement obligation to be $12.1 million as at December 31, 2018 (2017 - $12.3 million) based on a total undiscounted future liability of $18.3 million (2017 - $19.6 million). These payments are expected to be made between 2020 and 2066. TransGlobe calculated the present value of the obligations using discount rates between 1.86% and 2.18% to reflect the market assessment of the time value of money as well as risks specific to the liabilities that have not been included in the cash flow estimates. The inflation rate used in determining the cash flow estimate was 2% per annum.